                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the 1999 Amended Annual Report of Mid-State Raceway, Inc., (the "Company") on Form 10 K-A for the period ending December 31, 1999 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hoolae Paoa, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

---------------------------
Hoolae Paoa
Chief Executive Officer
January 20, 2004

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the 1999 Amended Annual Report of Mid-State Raceway, Inc., (the "Company") on Form 10 K-A for the period ending December 31, 1999 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rose Frawert, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

---------------------------
Rose Frawert
Principal Financial and Accounting Officer
January 20, 2004

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.